Acquisition of Agamemnon Container Carrier Corp. (M/V Agamemnon) - Purchase Price Allocation (Table) (Details) (Agamemnon Container Carrier Corp., USD $) In Thousands, unless otherwise specified	Dec. 22, 2012
Agamemnon Container Carrier Corp.
Business Acquisition
Vessel	$ 68,000
Above market acquired time charter	2,250
Identifiable assets	70,250
Purchase price	$ (70,250)